
CAT

ThompsonCreek
METALS COMPANY INC.

NYSE:TC

TSX:TCM


FIRST CONCENTRATE SHIPMENT
SEPTEMBER 24TH, 2013




789C
789C



# Investor Presentation

February 2014

# Cautionary Statement

ThompsonCreek
METALS COMPANY INC.

This document contains "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Act of 1934, as amended and applicable Canadian securities legislation, which are intended to be covered by the safe harbor created by those sections and other applicable laws. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Our forward-looking statements may include, without limitation, statements with respect to: future financial or operating performance of the Company or its subsidiaries and its projects; the availability of, and terms and costs related to, future borrowing, debt repayment and financing; future inventory, production, sales, cash costs, capital expenditures and exploration expenditures; expected concentrate and recovery grades; estimates of mineral reserves and resources, including estimated life-of-mine and annual production; projected timing to ramp-up to design capacity at Mt. Milligan Mine; the potential development of our development properties and future exploration at our operations; future concentrate shipment dates and sizes; future operating plans and goals; and future copper, gold and molybdenum prices.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled "Risk Factors" in Thompson Creek's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors, currently unknown to us or deemed immaterial at the present time, that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, and investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement.

Cautionary Note to our United States and Other Investors Concerning Estimates of Measured and Indicated Mineral Resources: This presentation uses the terms "Measured" and "Indicated" Resources. United States investors are advised that while such terms are recognized by Canadian regulations, the United States Securities and Exchange Commission (the "SEC") only permits United States mining companies, in their filings with the SEC, to disclose those mineral deposits that a company can economically and legally extract or produce in accordance with SEC Industry Guide 7. **Our United States and other investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves.**

**Compliance with NI 43-101**

Unless otherwise indicated, we have prepared the technical information in this presentation based on information contained in the technical reports available under our company profile on SEDAR at www.sedar.com. Each technical report was prepared by or under the supervision of a qualified person (a "Qualified Person") as defined in National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators ("NI 43-101"). For readers to fully understand the information in this presentation, they should read the technical reports n their entirety, including all qualifications, assumptions and exclusions that relate to the information set out in this presentation which qualifies such information.

This presentation summarizes some of the information contained in the following technical reports:

"Technical Report Thompson Creek Molybdenum Mine" dated February 9, 2011 and filed on SEDAR on February 24, 2011;

"Technical Report Endako Molybdenum Mine" dated and filed on SEDAR on September 12, 2011;

"Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on our SEDAR profile on October 13, 2011

The Mineral Reserves estimates included in this presentation have been prepared in accordance with NI 43-101 and are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's "CIM Definition Standards — For Mineral Resources and Mineral Reserves." Mineral Reserves are equivalent to Proven and Probable Reserves as defined by the SEC Industry Guide 7.

The Mineral Resources estimates included in this presentation were estimated in accordance with the definitions and requirements of NI 43-101. The Mineral Resources are equivalent to Mineralized Material as defined by the SEC Industry Guide 7. The Mineral Resources are not included in and are in addition to the Mineral Reserves.

# Pro Forma Share Structure
# December 31, 2013

ThompsonCreek
METALS COMPANY INC.

| TC/TCM Common Shares (US$) | |
|---|---|
| Recent share price[1] | $2.67 |
| Listings: | NYSE:TC TSX:TCM |
| Current market cap[1] | $458 million |
| 52-week low/high[1] | $1.72/$4.05 |
| Basic shares outstanding | 171.4 million |
| Share options, restricted/performance shares | 5.2 million |
| tMEDS – maximum shares upon conversion | 44.9 million |
| Fully diluted shares outstanding | 221.4 million |
| | |

1 Updated February 20, 2014.

# Financial Summary | Q413 vs Q412


[millions of US$]
Revenue
Operating Loss
Net Loss
Adjusted Net[1] (Loss)
Operating Cash Used
117
99
(214)
(541)
(211)
(484)
(29)
(12)
(35)
(14)
Q413
Q412

1 Please refer to Appendix for non-GAAP reconciliation.

# Financial Summary | 2013 vs 2012

[millions of US$]


Revenue
Operating (Loss)
Net Loss
Adjusted Net Income (Loss)[1]
Operating Cash Flow (Use)
434
401
(175)
(608)
(215)
(546)
(5)
(45)
45
(28)
2013
2012

1 Please refer to Appendix for non-GAAP reconciliation.

# Q4 2013 Impairments

ThompsonCreek METALS COMPANY INC.

- Thompson Creek Mine
  - The Company recognized a pre-tax, non-cash write down of $129.4 million as of December 31, 2013.
- Endako Mine
  - The Company recognized a pre-tax, non-cash write down of $64.7 million as of December 31, 2013.
- Detailed information describing the long-lived asset impairment analysis can be found in our Form 10-K, which was filed today.

# Cash Capital Expenditures US$ (millions)

ThompsonCreek METALS COMPANY INC.

| | 2013 Actual |
|---|---|
| Mt. Milligan Construction [1,2] | 389.0 |
| Mt. Milligan Permanent Operations Residence[2] | 18.1 |
| Mt. Milligan Operations[1,2] | 12.0 |
| Operations (excludes Mt. Milligan) | 9.8 |
| TOTAL | 428.9 |

1 Total capital expenditure for Mt. Milligan construction was C$1.57 billion.

2 Excludes capitalized interest and debt issuance costs. Also excludes approximately $22 million of accruals related to Mt. Milligan Mine as of December 31, 2013, that will be paid in 2014.

# 2014 Production and Cash Cost Guidance

ThompsonCreek METALS COMPANY INC.

| | 2014 Estimate |
|---|---|
| **Mt. Milligan Copper and Gold**[1] | |
| Concentrate production (000's wet tonnes) | 135 – 150 |
| Copper payable production (000's lb) | 65,000 – 75,000 |
| Gold payable production (000's oz) | 165 – 175 |
| Unit cash cost – By-product ($/payable lb copper production):[2,3] | 1.55 – 1.70 |
| **Molybdenum (000's lb):**[4] | |
| TC Mine | 14,000 – 16,000 |
| Endako Mine (75%) | 10,000 – 12,000 |
| Total molybdenum production (000's lb) | 24,000 – 28,000 |
| **Cash Cost ($/lb produced)**: | |
| TC Mine | 4.75 – 5.75 |
| Endako Mine[3] | 9.00 – 10.50 |
| Total molybdenum cash cost ($/lb produced) | 6.50– 7.75 |

1 For Mt. Milligan guidance assumes that 100% of design capacity mill throughput and designed copper and gold recoveries are not achieved until 2015.
2 Copper by-product unit cash cost is calculated using payable production, with an assumed gold price of approximately $850 per ounce for the gold by-product, which reflects the gold price of $435 per ounce pursuant to the Gold Stream Arrangement. See "Non-GAAP Financial Measures" for the reconciliation of these non-GAAP measures.
3 Estimates for cash costs and cash capital expenditures assume a foreign exchange rate of US$1.00 = C$1.00.
4 Molybdenum production pounds represented are molybdenum oxide and high performance molybdenum disulfide ("HPM") from our share of production from the mines but exclude molybdenum processed from purchased product.

# Cash Capital Expenditure Guidance

ThompsonCreek METALS COMPANY INC.

| | 2014 Estimate[1,2] |
|---|---|
| Mt. Milligan Permanent Operations Residence (millions C$) | 20 |
| Mt. Milligan Operations (millions C$) | 30 |
| Operations (millions US$, excludes Mt. Milligan) | 10 |
| TOTAL[3] | 60 |

1 Cash capital expenditures guidance numbers are as of February 20, 2014. Canadian to US foreign exchange rate for 2014 assumes C$1.00 = US$1.00.
2 Plus or minus 10%.
3 Excludes approximately $22 million of accruals related to the Mt. Milligan Mine as of December 31, 2013, which will be paid in 2014.

# Molybdenum Sales by Quarter 2013

ThompsonCreek METALS COMPANY INC.

**Sales in $ Millions**



$104.7
$112.7
$85.7
$97.7

**Total for Year**

$400.8

**Mo Production** [in millions of pounds]



8.8
9.7
8.3
9.7

36.5

| | Q113 | Q213 | Q313 | Q413 | |
|---|---|---|---|---|---|
| Avg Realized Mo Price/Lb. | $11.87 | $11.60 | $10.30 | $10.11 | $10.97 |

# Copper and Gold Sales

- First shipment and sale made in November 2013
  - 5,039DMT containing 2.8 million pounds payable copper and 5,541 ounces payable gold
- Sales revenue and realization
  - Copper: $8.7 million at $3.29 per pound
  - Gold: $5.6 million at $1,006 per ounce
- Second shipment during the second half of January 2014. Preliminary weighs and assays
  - 10,066 DMT containing 5.5 million pounds payable copper and 10,475 ounces payable gold
- Scheduled two more shipments in the first quarter 2014 for approximately 10,000 DMT each
- Copper and gold con grades running as expected. Concentrates are "clean" with no penalty elements




AE87823



# Company All Incidence Recordable Rate (AIRR)[1] 2007 – 2013 (65% Improvement Over 7 Yr. Period)

ThompsonCreek METALS COMPANY INC.



7.00
5.94
5.03
2.60
2.30
1.32
2.48
3.0
3.2
3.2
2.5
1.8
1.7
2.1
2007
2008
2009
2010
2011
2012
2013
Thompson Creek Metals Company
Metals Mining U.S. AIRR Average

1 Includes lost time and reportable incidents.

# Operating Statistics | Q413 and 2013
## Copper (Cu)



Cu Payable Production (millions lb)
Cu Payable Production Sold (millions lb)
9.3
2.8
10.4
2.8
Q413
2013



Cash Cost ($/payable lb produced) By-Product1
Cash Cost ($/payable lb produced) Co-Product1
Avg Realized Sales Price (US$/lb)
$7.34
$5.11
$3.29
$7.76
$5.36
$3.29
Q413
2013

| | Q413 | 2013 |
|---|---|---|
| Cu Ore Grade | 0.31% | 0.25% |
| Cu Recovery | 80.4% | 79.2% |

1 Please refer to Appendix for non-GAAP reconciliation.

# Operating Statistics | Q413 and 2013
## Gold (Au)


Au Payable Production (000's oz)
Au Payable Production Sold (000's oz)
18,446
5,541
20,374
5,541
Q413
2013


Cash Cost ($/payable oz produced) Co-Product 1
Avg Realized Sales Price ($/oz)
$1,388
$1,006
$1,456
$1,006
Q413
2013

| | Q413 | 2013 |
|---|---|---|
| Au Ore Grade (g/tonne) | 0.61 | 0.60 |
| Au Recovery | 54.3% | 54.3% |

1 Please refer to Appendix for non-GAAP reconciliation.

# Operating Statistics | Q413 vs Q412
## Molybdenum (Mo) Mines



Mo Production
Mo Sold
[in millions of pounds]
7.2
9.2
7.7
5.5
Q413
Q412



Cash Costs[1]
Average Realized Sales Price
[in US dollars per pound produced and sold]
$6.91
$10.11
$6.58
$11.77
Q413
Q412

1 Please refer to Appendix for non-GAAP reconciliation.

# Operating Statistics | 2013 vs 2012
## Molybdenum (Mo) Mines



Mo Production
Mo Sold
[in millions of pounds]
29.9
31.5
22.4
18.1
2013
2012



Cash Costs[1]
Average Realized Sales Price
[in US dollars per pound produced and sold]
$6.49
$10.97
$10.09
$13.48
2013
2012

1 Please refer to Appendix for non-GAAP reconciliation.

# Molybdenum Operations

- Thompson Creek Mine
  - TC Mine expected to go into care and maintenance in Q4 2014.
  - We continue to evaluate potential economically viable options for Phase 8.
  - Updated reserves using $10.00 per pound molybdenum oxide price, which resulted in reduction of reserves.
- Endako Mine
  - Ceased mining pit ore in Q3 2012, but resumed mining pit ore in the Q2 2013
  - Averaging 79% recovery rate for Q4 2013.
  - Updated reserves using $10.00 per pound molybdenum oxide price, which resulted in reduction of reserves and a pre-tax, non-cash asset impairment.

| Operation | Q4 2013 | Q4 2012 | Year Ended 12/31/13 | Year Ended 12/31/12 |
|---|---|---|---|---|
| **TC Mine** | | | | |
| Produced (millions lbs) | 4.8 | 6.0 | 20.8 | 16.2 |
| $/lb | $4.69 | $4.59 | $4.57 | $8.06 |
| **Endako Mine** | | | | |
| Produced (millions lbs) | 2.4 | 1.8 | 9.1 | 6.2 |
| $/lb | $11.44 | $13.26 | $10.93 | $15.42 |

# Mt. Milligan Milestones

ThompsonCreek METALS COMPANY INC.

- August – Completed construction and commenced phased start-up
- September – Produced first copper and gold concentrate
- November – Loaded first ocean shipment and recorded first copper and gold sales
- January – Loaded second shipment
- February
  - Achieved commercial production
  - Scheduled 3rd and 4th shipments

# Mt. Milligan Daily Mill Throughput

## Design tpd – 60,000



Daily Mill Tonnes Per Day
60,000
50,000
40,000
30,000
20,000
10,000
0
Start up August
Month 1 September
Month 2 October
Month 3 November
Month 4 December
Month 5 January
Month 6 February 1-18

# Mt. Milligan Hourly Mill Throughput and Mill Availability

ThompsonCreek METALS COMPANY INC.

## Design tpoh – 2,750    Design Availability – 92%



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
62.3%
61.5%
69.8%
63.5%
81.9%
92.5%
Start up August
Month 1 September
Month 2 October
Month 3 November
Month 4 December
Month 5 January
Month 6 February 1-18
Daily Mill Tonnes Per Operating Hour
Runtime, % of 24 Hour Day

# Mt. Milligan Copper and Gold Recoveries



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Start up August
Month 1 September
Month 2 October
Month 3 November
Month 4 December
Month 5 January
Month 6 February 1-18
Actual Gold Recovery
Actual Copper Recovery
Design Gold Recovery 71%
Design Copper Recovery 84%

# Proven and Probable Reserves

ThompsonCreek METALS COMPANY INC.

Copper Reserves
2.1
billion pounds[1]

## Mt. Milligan Mine
2.1
billion pounds Cu [2]
Avg. grade of 0.20% Cu

Gold Reserves
6.0
million ounces[1]

## Mt. Milligan Mine
6.0
million ounces Au [2]
Avg. grade of 0.011 oz/t

Molybdenum Reserves
197.9
million pounds[1]

## Thompson Creek Mine
122.1
million pounds Mo [3]
Avg. grade of 0.075% Mo

## Endako Mine
75.8
million pounds Mo [3]
Avg. grade of 0.052%Mo

1 Based on Proven and Probable Mineral Reserves as of December 31, 2013, contained metal.

2 The mineral reserve estimates for Mt. Milligan Mine were prepared by Robert Clifford, our Director of Mine Engineering, who is a Qualified Person under NI 43-101. For more information on our reserves, see our Annual Report on Form 10-K for the year ended December 31, 2013.

3 The mineral reserve estimates for TC Mine and Endako Mine were prepared by the TC Mine and Endako Mine staff, respectively, under the supervision of Robert Clifford, our Director of Mine Engineering, who is a Qualified Person under NI 43-101. For more information on our reserves, see our Annual Report on Form 10-K for the year ended December 31, 2013.

NYSE:TC

TSX:TCM



# Thompson Creek Metals Company

www.thompsoncreekmetals.com

Pamela Solly
Director, Investor Relations
and Corporate Responsibility

Phone (303) 762-3526
Email psolly@tcrk.com







# Appendix

# Non-GAAP Reconciliation
# Adjusted Net Income (Loss)

ThompsonCreek METALS COMPANY INC.

| | Three Months Ended December 31, | | Year Ended December 31, | |
|---|---|---|---|---|
| | 2013 | 2012 | 2013 | 2012 |
| Net income (loss) | (210.5) | (484.4) | $ (215.0) | $ (546.3) |
| Add (Deduct): | | | | |
| Fixed asset impairment | 194.9 | 530.5 | 194.9 | 530.5 |
| Tax benefit of fixed impairments | (47.4) | (183.3) | (47.7) | (183.3) |
| Tax valuation allowance | 1.5 | 119.2 | 1.5 | 119.2 |
| (Gain) loss on foreign exchange [1] | 40.8 | 7.8 | 71.3 | (12.2) |
| Tax expense (benefit) on foreign exchange (gain) loss | (7.8) | (1.7) | (10.0) | 2.1 |
| Unrealized (gain) loss on common stock purchase warrants | — | — | — | (1.8) |
| Goodwill impairment | — | — | — | 47.0 |
| Non-GAAP adjusted net income (loss) | $ (28.5) | $ (11.9) | $ (5.0) | $ (44.8) |
| Net income (loss) per share | | | | |
| Basic | $ (1.24) | $ (2.87) | $ (1.26) | $ (3.24) |
| Diluted | $ (1.24) | $ (2.87) | $ (1.26) | $ (3.24) |
| Adjusted net income (loss) per share | | | | |
| Basic | $ (0.17) | $ (0.07) | $ (0.03) | $ (0.27) |
| Diluted | $ (0.17) | $ (0.07) | $ (0.03) | $ (0.27) |
| Weighted-average shares | | | | |
| Basic | 171.5 | 168.7 | 171.1 | 168.4 |
| Diluted | 217.1 | 216.2 | 216.8 | 216.2 |

1 The asset impairment for Endako Mine in 2013 did not have a net tax impact due to offsetting valuation allowance movement; therefore, the non-GAAP adjusted net income (loss) presentation excludes this tax effect on both lines.

2 For the year and three months ended December 31, 2013, included were $0.5 million and $0.1 million, respectively, of foreign exchange losses in deferred tax expense.

# Non-GAAP Reconciliation
# Unit Cost Per Pound Produced

ThompsonCreek METALS COMPANY INC.

***Copper-Gold Operations - Unit Cash Cost and Average Realized Price per Payable Pound or Payable Ounce Sold***

**By-Product**

| *(US$ in millions, except per pound amounts)* | | Three Months Ended December 31, 2013 | | Year Ended December 31, 2013 |
|---|---|---|---|---|
| Copper payable production (000s lbs) | | 9,348 | | 10,352 |
| Direct mining costs (1) | $ | 72.1 | $ | 83.9 |
| Refining and treatment costs | | 0.5 | | 0.5 |
| Transportation, warehousing and insurance costs | | 0.8 | | 0.8 |
| By-product credits (2) | | (4.8) | | (4.8) |
| **Non-GAAP cash costs** | $ | 68.6 | $ | 80.4 |
| **Non-GAAP cash costs per payable pound produced** | $ | 7.34 | $ | 7.76 |
| Total | | | | |
| Gold | $ | (4.6) | $ | (4.6) |
| Silver | | (0.2) | | (0.2) |
| Total by-product credits | $ | (4.8) | $ | (4.8) |
| Per payable pound produced | | | | |
| Gold | $ | (0.50) | $ | (0.45) |
| Silver | | (0.02) | | (0.02) |
| Total by-product credits | $ | (0.52) | $ | (0.47) |
| Reconciliation to Amounts Reported | | | | |
| Non-GAAP cash cost | $ | 68.6 | $ | 80.4 |
| By-product credits | | 4.6 | | 4.6 |
| Refining and treatment costs | | (0.5) | | (0.5) |
| Transportation, warehousing and insurance costs | | (0.8) | | (0.8) |
| Inventory adjustments | | (21.4) | | (33.3) |
| Corporate allocations and other | | (6.9) | | (6.9) |
| Stock-based compensation | | - | | - |
| Other non-cash employee benefits | | 0.0 | | 0.1 |
| **Copper-Gold segment US GAAP operating expenses** | $ | 43.6 | $ | 43.6 |

1 Mining (including all stripping costs), milling and on-site general and administration costs.
2 By-product credits for gold product revenues, net of refining and treatment charges, have been included as a reduction of cash costs. The amortization of deferred revenue from the Gold Stream Arrangement has been excluded from the calculation of by-product credits. By-product credits included in our presentation of Cash Cost on a By-Product basis include:

# Non-GAAP Reconciliation
# Unit Cost Per Pound Produced (Continued)

ThompsonCreek METALS COMPANY INC.

***Copper-Gold Operations - Unit Cash Cost and Average Realized Price per Payable Pound or Payable Ounce Sold (continued)***

**Co-Product**

| | Three Months Ended December 31, 2013 | | |
|---|---|---|---|
| | Copper | Gold | Total |
| Payable production (1) | 9,348 | 5,006 | 14,354 |
| Direct mining costs (2) | $ 46.9 | 25.2 | 72.1 |
| Refining and treatment costs | 0.3 | 0.2 | 0.5 |
| Transportation, warehousing and insurance costs | 0.6 | 0.2 | 0.8 |
| **Non-GAAP cash costs** | $ 47.8 | $ 25.6 | $ 73.4 |
| **Non-GAAP cash costs per pound produced** | $ 5.11 | $ 1,388 | |

1 Copper production is stated in thousands of payable pounds. Gold has been converted from payable ounces to thousands of copper equivalent pounds by using the gold production for the period(s) presented, a gold price of $901 per ounce and a copper price of $3.32 per pound.

2 Mining (including all stripping costs), milling and on-site general and administration costs.

| | Year Ended December 31, 2013 | | |
|---|---|---|---|
| | Copper | Gold | Total |
| Payable production (1) | 10,352 | 5,529 | 15,881 |
| Direct mining costs (2) | $ 54.6 | $ 29.3 | $ 83.9 |
| Refining and treatment costs | 0.3 | 0.2 | 0.5 |
| Transportation, warehousing and insurance costs | 0.6 | 0.2 | 0.8 |
| **Non-GAAP cash costs** | $ 55.5 | $ 29.7 | $ 85.2 |
| **Non-GAAP cash costs per pound produced** | $ 5.36 | $ 1,456 | |

1 Copper production is stated in thousands of payable pounds. Gold has been converted from payable ounces to thousands of copper equivalent pounds by using the gold production for the period(s) presented, a gold price of $901 per ounce and a copper price of $3.32 per pound.

2 Mining (including all stripping costs), milling and on-site general and administration costs.

# Non-GAAP Reconciliation
# Unit Cost Per Pound Produced (Continued)

ThompsonCreek METALS COMPANY INC.

***Copper-Gold Operations - Unit Cash Cost and Average Realized Price per Payable Pound or Payable Ounce Sold (continued)***

**Co-Product (continued)**

| Reconciliation to Amounts Reported | | Three Months Ended December 31, 2013 | | Year Ended December 31, 2013 |
|---|---|---|---|---|
| Non-GAAP cash cost | $ | 73.4 | $ | 85.2 |
| Refining and treatment costs | | (0.5) | | (0.5) |
| Transportation, warehousing and insurance costs | | (0.8) | | (0.8) |
| By-product credits | | (0.2) | | (0.2) |
| Inventory adjustments | | (21.4) | | (33.3) |
| Corporate allocations and other | | (6.9) | | (6.9) |
| Stock-based compensation | | - | | - |
| Other non-cash employee benefits | | - | | 0.1 |
| **Copper-Gold segment US GAAP operating expenses** | $ | 43.6 | $ | 43.6 |

The following tables provide a calculation of average realized sales price per payable pound or payable ounce. All figures within the tables are unaudited.

| | | | | |
|---|---|---|---|---|
| Payable pounds of copper sold (000's lb) | | 2,801 | | 2,801 |
| Copper sales | $ | 8.7 | $ | 8.7 |
| Refining and treatment charges | | 0.5 | | 0.5 |
| Total | $ | 9.2 | $ | 9.2 |
| Average realized sales price per payable pound sold | $ | 3.29 | $ | 3.29 |

| | | | | |
|---|---|---|---|---|
| Payable ounces of gold sold | | 5,541 | | 5,541 |
| Copper sales | $ | 5.6 | $ | 5.6 |
| Refining and treatment charges | | - | | - |
| Total | $ | 5.6 | $ | 5.6 |
| Average realized sales price per payable pound sold | $ | 1,006 | $ | 1,006 |

# Non-GAAP Reconciliation
# Cash Cost Per Pound Produced

ThompsonCreek METALS COMPANY INC.

***Molybdenum Operations - Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold***

| | Three months ended December 31, | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | 2013 | | | | | 2012 | | | | |
| | Operating Expenses | | Pounds Produced (1) (000's lbs) | $ / lb | | Operating Expenses | | Pounds Produced (1) (000's lbs) | $ / lb | |
| **TC Mine** | | | | | | | | | | |
| Cash cost - Non-GAAP | $ | 22.6 | 4,826 | $ | 4.69 | $ | 27.4 | 5,970 | $ | 4.59 |
| Add/(Deduct): | | | | | | | | | | |
| Stock-based compensation | | 0.2 | | | | | 0.2 | | | |
| Inventory and other adjustments | | 13.1 | | | | | 1.9 | | | |
| US GAAP operating expenses | $ | 35.9 | | | | $ | 29.5 | | | |
| **Endako Mine** | | | | | | | | | | |
| Cash cost - Non-GAAP | $ | 27.1 | 2,368 | $ | 11.44 | $ | 23.6 | 1,777 | $ | 13.26 |
| Add/(Deduct): | | | | | | | | | | |
| Stock-based compensation | | 0.1 | | | | | 0.2 | | | |
| Inventory and other adjustments | | (2.8) | | | | | 0.5 | | | |
| US GAAP operating expenses | $ | 24.4 | | | | $ | 24.3 | | | |
| **Other operations US GAAP operating expenses** | $ | 8.6 | | | | $ | 30.1 | | | |
| **Molybdenum segments US GAAP operating exp** | $ | 68.9 | | | | $ | 83.9 | | | |
| **Weighted-average cash cost—Non-GAAP** | $ | 49.7 | 7,194 | $ | 6.91 | $ | 51.0 | 7,747 | $ | 6.58 |

1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines, but excludes molybdenum processed from purchased product.

2 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth Facility and exclude product volumes and costs related to the roasting and processing of TC Mine and Endako Mine concentrate. The Langeloth Facility costs associated with roasting and processing of TC Mine and Endako Mine concentrate are included in their respective operating results above.

# Non-GAAP Reconciliation
# Cash Cost Per Pound Produced

ThompsonCreek METALS COMPANY INC.

***Molybdenum Operations - Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold***

| | Year Ended December 31, 2013 | | | | | Year Ended December 31, 2012 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | | Operating Expenses (in millions) | Pounds Produced [1] (000's lbs) | | $/lb | | Operating Expenses (in millions) | Pounds Produced [1] (000's lbs) | | $/lb |
| **TC Mine** | | | | | | | | | | |
| Cash cost - Non-GAAP | $ | 95.5 | 20,889 | $ | 4.57 | $ | 130.9 | 16,238 | $ | 8.06 |
| Add/(Deduct): | | | | | | | | | | |
| Stock-based compensation | | 0.9 | | | | | 0.7 | | | |
| Inventory and other adjustments | | 29.7 | | | | | (1.9) | | | |
| US GAAP operating expenses | $ | 126.1 | | | | $ | 129.7 | | | |
| **Endako Mine** | | | | | | | | | | |
| Cash cost - Non-GAAP | $ | 99.0 | 9,056 | $ | 10.93 | $ | 95.5 | 6,191 | $ | 15.42 |
| Add/(Deduct): | | | | | | | | | | |
| Stock-based compensation | | 0.4 | | | | | 0.6 | | | |
| Inventory and other adjustments | | (18.2) | | | | | 10.8 | | | |
| US GAAP operating expenses | $ | 81.2 | | | | $ | 106.9 | | | |
| **Other operations US GAAP operating expenses** [2] | $ | 68.0 | | | | $ | 143.4 | | | |
| **Molybdenum segments US GAAP operating expenses** | $ | 275.3 | | | | $ | 380.0 | | | |
| **Weighted-average cash cost—Non-GAAP** | $ | 194.3 | 29,945 | $ | 6.49 | $ | 226.3 | 22,429 | $ | 10.09 |

1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines, but excludes molybdenum processed from purchased product.

2 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth Facility and exclude product volumes and costs related to the roasting and processing of TC Mine and Endako Mine concentrate. The Langeloth Facility costs associated with roasting and processing of TC Mine and Endako Mine concentrate are included in their respective operating results above.